UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 235-3311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Consolidated Communications Holdings, Inc. (the “Company”) held on May 1, 2023, the Company’s stockholders approved an amendment (the “Amendment”) to the Amended and Restated Consolidated Communications Holdings, Inc. Long-Term Incentive Plan (the “Plan”). The Amendment was adopted by the Board of Directors (the “Board”) on February 26, 2023 and, following stockholder approval, became effective as of February 26, 2023.

The Amendment makes the following material changes to the Plan (as amended by the Amendment, the “Amended Plan”):

(i)Increases the number of shares of the Company’s common stock available under the Amended Plan by 5,280,000 shares to a total of 15,330,000 shares; and
(ii)Increases the number of shares of the Company’s common stock which may be granted as incentive stock options under the Amended Plan by 5,280,000 shares to a total of 15,330,000 shares.

The terms and conditions of the Amendment are described in the section entitled “Proposal No. 5 – Approval of an Amendment to the Consolidated Communications Holdings, Inc. Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2023. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 98,952,252 shares of common stock, $0.01 par value, or approximately 86.28% of the 114,680,271 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal No. 1: Election of the Eight Directors Named in the Company’s Proxy Statement to Serve Until the Next Annual Meeting of Stockholders or Until Their Respective Successors Are Elected and Qualified. The number of votes cast for each nominee named in the Company’s proxy statement as a director, as well as the number of votes withheld and broker non-votes, were as follows:

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Robert J. Currey	88,504,239	3,113,135	7,334,848
Andrew S. Frey	90,301,139	1,316,265	7,334,848
David G. Fuller	86,841,112	4,776,292	7,334,848
Thomas A. Gerke	85,070,090	6,547,314	7,334,848
Roger H. Moore	85,566,634	6,050,770	7,334,848
Maribeth S. Rahe	88,377,628	1,395,148	7,334,848
Marissa M. Solis	90,222,256	1,395,148	7,334,848
C. Robert Udell, Jr.	89,110,353	2,507,051	7,334,848

Each nominee, having received a plurality of the votes cast, was elected.

Proposal No. 2: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, the number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
97,637,985	1,209,548	104,719

There were no broker non-votes as to Proposal No. 2.

Proposal No. 2, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was adopted.

Proposal No. 3: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers. With respect to the advisory vote to approve the compensation of the Company’s named executive officers described in the Company’s proxy statement, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,081,367	1,638,085	1,897,952	7,334,848

Proposal No. 3, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter, was adopted, on an advisory basis.

Proposal No. 4: Advisory Vote on the Frequency of Future Named Executive Officer Compensation Votes. With respect to the advisory vote to approve the frequency of future compensation votes for the Company’s named executive officers described in the Company’s proxy statement, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

One Year	Two Year	Three Year	Abstentions	Broker Non-Votes
84,532,052	174,629	5,092,868	1,817,855	7,334,848

Proposal No. 5: Approval of a Proposed Amendment to the Long-Term Incentive Plan, as Amended, to Increase the Number of Shares Issuable Thereunder by 5,280,000 Shares. With respect to the approval of a proposed amendment to the Company’s Long-Term Incentive Plan, as amended, to increase the number of shares issuable thereunder by 5,280,000 shares, the number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,540,693	2,262,530	1,814,181	7,334,848

Proposal No. 5, having received the affirmative vote of the holders of more than a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, was adopted.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Amendment to the Amended and Restated Consolidated Communications Holdings, Inc. Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

Date: May 3, 2023	By:	/s/ Fred A. Graffam III
	Name:	Fred A. Graffam III
	Title:	Chief Financial Officer